Attachment 77.C.

Matters Submitted to a Vote of Security Holders

A special meeting of shareholders of the Concorde Value Fund was held on
July 22, 2016, and the following matters were approved by the Fund’s voting shares:

To approve the Plan of Acquisition and Liquidation
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

To approve the non-diversification policy
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

To approve the Concorde Wealth Management Fund's Rule 12b-1 Plan
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

To approve the Concorde Wealth Management Fund's fundamental investment restrictions:
a. borrowing
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

b. concentration
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

c. underwriting
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

d. lending
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

e. investments in real estate
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

f. investments in commodities
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

g. senior securities
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

h. short selling and margin
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

i. investments in warrants
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

j. investments for the purpose of exercising control
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

k. investing in issuers in which an officer or director of the Company is an officer or director of the issuer
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

l. investing in issuers in which officers or directors of the Company have a specified level of ownership
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

m. To approve the elimination of the fundamental investment policy on investments in new issuers
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

n. oil, gas and mineral investments
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

o. investments in illiquid securities
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518

To approve the proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan of Acquisition and
Liquidation
For: 590,781
Against: 0
Abstain: 0
Nonvotes: 95,518